                                                                Exhibit (g)(iii)


                                   SCHEDULE A
                        TO THE TRANSFER AGENCY AGREEMENT
                                     BETWEEN
               SCHWAB CAPITAL TRUST AND CHARLES SCHWAB AND CO, INC.

Fund                                                         Effective Date
----                                                        -------------------
Schwab International Index Fund - Investor                  July 21, 1993
Shares
                                                            April 30, 1997
Schwab International Index Fund - Select Shares

Schwab Small-Cap Index Fund - Investor Shares               October 14, 1993

Schwab Small-Cap Index Fund - Select Shares                 April 30, 1997

Schwab MarketTrack Growth Portfolio (formerly               September 25, 1995
known as Schwab Asset Director-High Growth Fund)

Schwab MarketTrack Balanced Portfolio (formerly             September 25, 1995
known as Schwab Asset Director-Balanced Growth
Fund)

Schwab MarketTrack Conservative Portfolio                   September 25, 1995
(formerly known as Schwab Asset
Director-Conservative Growth Fund)

Schwab S&P 500 Fund - e.Shares                              February 28, 1996

Schwab S&P 500 Fund - Investor Shares                       February 28, 1996

Schwab S&P 500 Fund - Select Shares                         April 30, 1997

Schwab Core Equity Fund (formerly known as                  May 21, 1996
Schwab Analytics Fund)

Schwab MarketManager International Portfolio                September 2, 1996
(formerly known as Schwab OneSource
Portfolios-International)

Schwab MarketManager Growth Portfolio (formerly             October 13, 1996
known as Schwab OneSource Portfolios-Growth
Allocation)

Schwab MarketManager Balanced Portfolio                     October 13, 1996
(formerly known as Schwab OneSource
Portfolios-Balanced Allocation)

Schwab MarketManager Small Cap Portfolio                    August 3, 1997
(formerly known as Schwab OneSource
Portfolios-Small Company)

Schwab Market Track All Equity Portfolio                    April 16, 1998
(formerly known as Schwab Asset
Director-Aggressive Growth Fund)

Institutional Select S&P 500 Fund                           October 28, 1998

Institutional Select Large-Cap Value Index Fund             October 28, 1998

Institutional Select Small-Cap Value Index Fund             October 28, 1998

Schwab Total Stock Market Index Fund - Investor             April 15, 1999
Shares
                                                            April 15, 1999
Schwab Total Stock Market Index Fund - Select
Shares

Communications Focus Fund                                   May 15, 2000

Financial Services Focus Fund                               May 15, 2000

Health Care Focus Fund                                      May 15, 2000

Technology Focus Fund                                       May 15, 2000

Schwab Hedged Equity Fund                                   August 6, 2002

Schwab Small-Cap Equity Fund - Investor Shares              June 27, 2003

Schwab Small-Cap Equity Fund - Select Shares                June 27, 2003

                             SCHWAB CAPITAL TRUST

                             By: /s/ Stephen B. Ward
                                 ------------------------
                                 Stephen B. Ward,
                                 Senior Vice President
                                 and Chief Investment Officer

                             CHARLES SCHWAB & CO., INC.

                             By: /s/ Randall W. Merk
                                 ------------------------
                                 Randall W. Merk,
                                 Executive Vice President


Dated as of  June 27, 2003

                                   SCHEDULE C
                        TO THE TRANSFER AGENCY AGREEMENT
                                     BETWEEN
              SCHWAB CAPITAL TRUST AND CHARLES SCHWAB AND CO, INC.

                                      FEES
           THE FEES LISTED BELOW ARE FOR SERVICES PROVIDED UNDER THIS
       AGREEMENT AND ARE TO BE ACCRUED DAILY AND PAID MONTHLY IN ARREARS:

FUND                                             FEE
----                                             ---
Schwab International Index Fund - Investor       Five one-hundredths of one percent
Shares                                           (.05%) of the Fund's average daily
                                                 net assets

Schwab International Index Fund -Select Shares   Five one-hundredths of one percent
                                                 (.05%) of the Fund's average
                                                 daily net assets

SchwabSmall-Cap Index Fund - Investor Shares     Five one-hundredths of
                                                 one percent (.05%) of the Fund's
                                                 average daily net assets

Schwab Small-Cap Index Fund-Select Shares        Five one-hundredths of one percent
                                                 (.05%) of the Fund's average daily
                                                 net assets

Schwab MarketTrack Growth Portfolio(formerly     Five one-hundredths of one percent
known as Schwab Asset Director-High Growth       (.05%)of the Fund's average daily
Fund)                                            net assets

Schwab MarketTrack Balanced Portfolio            Five one-hundredths of one percent
(formerly known as Schwab Asset                  (.05%) of the Fund's average daily
Director-Balanced Growth Fund)                   net assets

Schwab MarketTrack Conservative Portfolio        Five one-hundredths of one percent
(formerly known as Schwab Asset                  (.05%) of the Fund's average daily
Director-Conservative Growth Fund)               net assets

Schwab S&P 500 Fund-Investor Shares              Five one-hundredths of one percent
                                                 (.05%) of the Fund's average daily
                                                 net assets

Schwab S&P 500 Fund-e.Shares                     Five one-hundredths of one percent
                                                 (.05%) of the Fund's average daily
                                                 net assets

Schwab S&P 500 Fund-Select Shares                Five one-hundredths of one percent
                                                 (.05%) of the Fund's average daily
                                                 net assets

Schwab Analytics Fund                            Five one-hundredths of one percent
                                                 (.05%) of the Fund's average daily
                                                 net assets

Schwab MarketManager International Portfolio     Five one-hundredths of one percent
(formerly known as Schwab OneSource              (.05%) of the Fund's average daily
Portfolios-International)                        net assets

Schwab MarketManager Growth Portfolio            Five one-hundredths of one percent
(formerly known                                  (.05%) of

FUND                                             FEE
----                                             ---
as Schwab OneSource Portfolios-                  the Fund's average daily net assets.
Growth Allocation)

Schwab MarketManager Balanced Portfolio          Five one-hundredths of one percent
(formerly known as Schwab OneSource              (.05%) of the Fund's average daily
Portfolios-Balanced Allocation)                  net assets.

Schwab MarketManager Small Cap Portfolio         Five one-hundredths of one percent
(formerly known as Schwab OneSource              (.05%) of the Fund's average
Portfolios-Small Company)                        daily net assets.

Schwab Market Track All Equity Portfolio         Five one-hundredths of one percent
(formerly known as Schwab Asset                  (.05%) of the Fund's average daily
Director-Aggressive Growth Fund)                 net assets

Institutional Select S&P 500 Fund                Five one-hundredths of one percent
                                                 (.05%) of the Fund's average daily
                                                 net assets

Institutional Select Large-Cap Value Index Fund  Five one-hundredths of one percent
                                                 (.05%) of the Fund's average daily
                                                 net assets

Institutional Select Small-Cap Value Index Fund  Five one-hundredths of one percent
                                                 (.05%) of the Fund's average daily
                                                 net assets

Schwab Total Stock Market Index Fund -           Five one-hundredths of one percent
Investor Shares                                  (.05%) of the Fund's average daily
                                                 net assets

Schwab Total Stock Market Index Fund - Select    Five one-hundredths of one percent
Shares                                           (.05%) of the Fund's average daily
                                                 net assets

Communications Focus Fund                        Five one-hundredths of one percent
                                                 (.05%) of the Fund's average daily
                                                 net assets

Financial Services Focus Fund                    Five one-hundredths of one percent
                                                 (.05%) of the Fund's average daily
                                                 net assets

Health Care Focus Fund                           Five one-hundredths of one percent
                                                 (.05%) of the Fund's average daily
                                                 net assets

Technology Focus Fund                            Five one-hundredths of one percent
                                                 (.05%) of the Fund's average daily
                                                 net assets

Schwab Hedged Equity Fund                        Five one-hundredths of one percent
                                                 (.05%) of the Fund's average daily
                                                 net assets

Schwab Small-Cap Equity Fund - Investor Shares   Five one-hundredths of one percent
                                                 (.05%) of the Fund's average daily
                                                 net assets

Schwab Small-Cap Equity Fund - Select Shares     Five one-hundredths of one percent
                                                 (.05%) of the Fund's average daily
                                                 net assets

                             SCHWAB CAPITAL TRUST

                             By: /s/ Stephen B. Ward
                                 ------------------------
                                 Stephen B. Ward,
                                 Senior Vice President
                                 and Chief Investment Officer

                             CHARLES SCHWAB & CO., INC.

                             By:  /s/ Randall W. Merk
                                  ------------------------
                                  Randall W. Merk,
                                  Executive Vice President

Dated as of June 27, 2003